ITEM 15. EXHIBITS, CONSOLIDATED FINANCIAL STATEMENTS, AND FINANCIAL STATEMENT SCHEDULES

B. Documents Filed as Part of the Report

      3. ARTICLES OF INCORPORATION
________________________________________________________________________________
                CERTIFICATE AMENDING ARTICLES OF INCORPORATION
                                       OF
                           AMQUEST INTERNATIONAL, LTD.

   The undersigned, being the President of AMQUEST INTERNATIONAL, LTD., a Nevada Corporation, hereby certifies that by unanimous vote of the Board of Directors and majority vote of the stockholders at meetings held on October 1, 1996, it was agreed that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

   The undersigned further certifies that the original Articles of Incorporation of Amquest International, Ltd., formerly Comstock South America, were filed with the Secretary of State of Nevada on the 8th day of March, 1988. The undersigned further certifies that Article Four of the original Articles of Incorporation filed on the 8th day of March, 1988, herein is amended to read as follows:

                         ARTICLE FOUR. (CAPITAL STOCK).

The Corporation shall have authority to issue an aggregate of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) per share, for a total capitalization of $500,000, and an aggregate of Thirty Million (30,000,000) shares of Preferred Stock, in four (4) Series: Series "A":
10,000,000  shares;  Series  "B":  10,000,000  shares;  Series  "C":  9,990,000 shares; and Series "D": 10,000 shares), to the authority to issue Three Hundred Million (300,000,000) shares of Preferred Stock, par value $.001, in four (4) Series: Series "A": 100,000,000 shares; Series "B": 100,000,000 shares; Series "C": 99,990,000 shares; and Series "D": 10,000 shares, holding 50% of the vote of the shareholders of the Company, par value ONE MIL ($0.001) for a total capitalization of $300,000.

The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

There shall be no cumulative voting by shareholders.

The shareholders shall have no preemptive rights to acquire any shares of the corporation.

The common stock of the Corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the corporation.

The undersigned hereby certifies that he has on this 21st day of January, 1997, executed this certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

                                             David A. Morgenstern,
                                          -------------------------------------
                                             David A. Morgenstern, President

STATE OF FLORIDA

COUNTY OF BROWARD:

On this 21th day of January, 1997, before me, the undersigned Notary Public in and for the State of Florida, personally appeared David A. Morgenstern, personally known to me to be the person and officer whose name is subscribed to the foregoing Certificate Amending Articles of Incorporation and acknowledged to me that he executed the same.

Notary Public

                CERTIFICATE AMENDING ARTICLES OF INCORPORATION
                                       OF
                     INTERNATIONAL MERGITECH VENTURES, LTD.

The undersigned, being the President and Secretary of International Mergitech Ventures, Ltd., a Nevada Corporation, hereby certifies that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on January 29, 1996, it was agreed that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of International Mergitech Ventures, Ltd., formerly Comstock South America, were filed with the Secretary of State of Nevada on the 8th day of March, 1988. The undersigned further certifies that Article One of the original Articles of Incorporation filed on the 8th day of March 1988, herein is amended to read as follows:

                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is AMQUEST INTERNATIONAL, LTD.

The undersigned hereby certifies that he has on this 29th day of January, 1996, executed this Certificate Amending the Original Articles of Incorporation of International Mergitech Ventures, Ltd. heretofore filed with the Secretary of State of Nevada on March 8, 1988.


                                                                  Robert Alvarez
                                        ----------------------------------------
                                                      Robert Alvarez, President

                                                                  Robert Alvarez
                                        ----------------------------------------
                                                       Robert Alvarez, Secretary



STATE OF FLORIDA
COUNTY OF BROWARD:

On this 29th day of January, 1996, before me, the undersigned Notary Public in and for the State of Florida, personally appeared Robert Alvarez, personally known to me to be the person and officer whose name is subscribed to the foregoing Certificate Amending Articles of Incorporation and acknowledged to me that he executed the same.

Notary Public

                CERTIFICATE AMENDING ARTICLES OF INCORPORATION
                                       OF
                             COMSTOCK SOUTH AMERICA

The undersigned, being the President and Secretary of COMSTOCK SOUTH AMERICA a Nevada Corporation, hereby certifies that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on June 29, 1994, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of COMSTOCK SOUTH AMERICA, were filed with the Secretary of State of Nevada on the 8th day of March, 1988. The undersigned further certifies that the first paragraph of Article Four of the original Articles of Incorporation filed on the 8th day of March, 1988, herein is amended to read as follows:

                         ARTICLE FOUR. [CAPITAL STOCK].
                         ------------

      The Corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares par value ONE MILL ($0.001) per share, for a total capitalization of $100,000.

The undersigned hereby certifies that she has on this 29th day of June, 1994, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.


                                        J.L. Davis
                                        ----------------------------------------
                                        President

                                        J.L. Davis
                                        ----------------------------------------
                                        Secretary


STATE OF TEXAS
                  )SS:
COUNTY OF COLLIN

On this13th day of July, 1994, before me, the undersigned, a notary Public in and for the county of Collin, State of Texas personally appeared: J.L Davis, Known to me to be the person (s) whose name (s) are subscribed to the foregoing Certificate Amending Articles of Incorporation and acknowledged to me that they executed the same.


CHERYL D. ANDERSON
NOTARY PUBLIC
STATE OF TEXAS

My Commission Expires 10-15-94
Notary  Public

                CERTIFICATE AMENDING ARTICLES OF INCORPORATION
                                       OF
                             COMSTOCK SOUTH AMERICA

The undersigned, being the President and Secretary of Comstock South America, a Nevada Corporation, hereby certifies that by unanimous vote of the Board of Directors and majority vote of the stockholders at a meeting held on August 12, 1994, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed. ] The undersigned further certifies that the original Articles of Incorporation of Comstock South America, were filed with the Secretary of State of Nevada on the 8th day of March, 1988. The undersigned further certifies that Article One of the original Articles of Incorporation filed on the 8th day of March, 1988, herein is amended to read as follows:

                               ARTICLE ONE. [NAME]
                               -----------

The name of the Corporation is INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned further certifies that Article Four of the original Articles of Incorporation filed on the 8th day of March, 1988, herein is amended to read as follows:
                         ARTICLE FOUR. [CAPITAL STOCK].
                         ------------

The amount of authorized capital stock of the Corporation is one hundred million (100,000,000) shares of common stock and thirty million (30,000,000) shares of preferred stock.

The aggregate number of shares of common stock which this Corporation shall have authority to issue shall be one hundred million (l00,000,000) shares at par value of one-tenth of one cent ($0.001) per share. The common stock of the corporation that is issued and outstanding shall be entitled to vote fifty (50%) percent of the shareholder voting rights. Each shareholder of common stock shall be entitled to one vote for each share of common stock held.

The aggregate number of shares of preferred stock which this Corporation shall have authority to issue shall be thirty million (30,000,000) shares at par value of one tenth of one-cent ($0.001) per share. The preferred stock shall be divided into Series "A", series "B", Series "C" and Series "D" preferred stock, which shall have all the same rights and privileges except voting rights as expressly set forth below:

(a) Series A preferred shares, which shall consist of ten million (10, 000, 000) shares, shall have no voting rights.

(b) Series B preferred shares which shall consist of ten million (10, 000, 000) shares, shall have no voting rights.

(c) Series C preferred shares, which shall consist of nine million nine hundred and ninety thousand(9,990,000) shares shall have no voting rights.

(d) Series D preferred shares, which shall consist of ten thousand (10,000) shares, shall be entitled to vote fifty (50%) percent of the stockholder voting rights. Each holder of preferred stock, Series D, shall be entitled to one vote for each share of preferred stock, Series D, held.

(e) Authorized stock may be issued from time to tine without action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay debts of the corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

The undersigned hereby certifies that she has on this 12th day of August, 1994, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

                                        J.L. Davis
                                        ----------------------------------------
                                        President

                                        J.L. Davis
                                        ----------------------------------------
                                        Secretary


STATE OF TEXAS
                  )SS:
COUNTY OF COLLIN

On this12th day of August, before me, the undersigned, a notary Public in and for the county of Collin, State of Texas personally appeared: J.L Davis, Known to me to be the person (s) whose name (s) are subscribed to the foregoing Certificate Amending Articles of Incorporation and acknowledged to me that they executed the same.


CHERYL D. ANDERSON
NOTARY PUBLIC
STATE OF TEXAS

My Commission Expires 10-15-94
Notary  Public

                CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                      INTERNATIONAL MEDICAL VENTURES, LTD.


The undersigned, being the President and Secretary of International Medical Ventures, Ltd., a Nevada Corporation, hereby certifies that by unanimous vote of the Board of Directors and unanimous vote of the stockholders at a meeting held on July 31, 1995, it was agreed that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of International Medical Ventures, Ltd., formerly Comstock South America, were filed with the Secretary of State of Nevada on the 8th day of March, 1988. The undersigned further certifies that Article I of the original Articles of Incorporation filed on the 8th day of March, 1988, herein is amended to read as follows:

                                    ARTICLE I
                                    ---------
                                      NAME

The name of the corporation is INTERNATIONAL MEDICAL VENTURES, LTD.

The undersigned hereby certifies that he has on this 31st day of July ,1995, executed this certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.



                                                                 Robert Alvarez
                                        ----------------------------------------
                                                      Robert Alvarez, President

                                                                 Robert Alvarez
                                        ----------------------------------------
                                                      Robert Alvarez, Secretary



STATE OF FLORIDA
COUNTY OF BROWARD:

On this 31st day of July, 1995, before me, the undersigned Notary Public in and for the State of Florida, personally appeared Robert Alvarez, personally known to me to be the person and officer whose name is subscribed to the foregoing Certificate Amending Articles of Incorporation and acknowledged to me that he executed the same.

Notary Public

                            ARTICLES OF INCORPORATION

                                       OF

                             COMSTOCK SOUTH AMERICA

We, the undersigned, have voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of Nevada relating to private corporations, as to that end do hereby adopt articles of incorporation as follows:

ARTICLE ONE. [NAME]. The name of the corporation is:

                             COMSTOCK SOUTH AMERICA

ARTICLE TWO. [LOCATION]. The address of the corporation's principal office is 1701 West Charleston Boulevard, Suite 440, in the City of Las Vegas, County of Clark, State of Nevada. The initial agent for service of process at that address is Jody Scott.

ARTICLE THREE. [PURPOSES]. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. [OMNIBUS]. To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. [MINING]. To carry on the business of mining, milling, concentrating, converting, smelting, exchanging and otherwise producing and dealing in uranium, zinc, lead, gold, silver, copper, brass, iron, steel, coal, and in all kinds of ores, metals, and minerals, oils, petroleum, natural gas, hydrocarbons, acids and chemicals, and in the products and byproducts of every kind and description and by whatsoever process, the same can be or may be produced; to purchase, lease, option, locate, or otherwise dispose of, pledge, mortgage, deed in trust, hypothecate, and deal in mines, mining claims, mineral lands, coal lands, water and water rights, and other property, both real and personal, and to carryon as principals, agents commission merchants or consignees, the business of mining, milling, excavating, converting, smelting, treating, refining, buying, selling, exchanging, manufacturing, and dealing, in the above specified products or any of them and of materials used in the manufacture of each, and any and all of such articles and to carry on as such principals, agents, commission merchants, or consignees any other business which in the judgment of the Board of Directors of the corporation may be conveniently conducted in conjunction with any of the matters aforesaid.

III. [SMELTING AND REFINING]. To engage in the erection and operation of a smelting and refining works, and to carry on the business of concentrating, converting, smelting, refining, treating, preparing for market, and otherwise producing lead, zinc, and all other kinds of metals and minerals, and generally to engage in the business of refining, buying, selling, exchanging, and otherwise dealing in and with, at wholesale or retail, all metals and mineral products and byproducts of every kind and description any by whatsoever process the same can be or may hereafter by produced.

IV. [MINING CLAIMS]. To acquire by purchase or exchange, or in any other manner, in the United States or in a foreign countries, mining claims, grounds, or lodes, mining and mineral rights, concessions or grants, or any interest therein, and to sell, exchange, lease, or in any other manner to dispose of the whole or any part thereof or any interest therein when desirable.

V. [OIL WELLS]. To engage in the leasing of lands believed to contain petroleum, oils, and gas; the improving, mortgaging, leasing, assigning, and otherwise disposing of the same; the prospecting, drilling, pumping, piping, storing, refining, and selling, both at wholesale and retail, of oils and gas; the buying, otherwise acquiring, selling, and otherwise disposing of any and all real estate and personal property for use in the business of the company; the construction of any and all buildings, pipe lines, pumping stations, and storage tanks, and any and all other buildings required in carrying on the business of the company; the acting as trustee for holders of oil lands in the receiving and disbursement of funds to be used in drilling for the common benefit of the land holders; and the doing of any and every act or thing, proper, necessary, and incidental to the general purpose of this company.

VI. [CARRYING ON BUSINESS OUTSIDE STATE]. To conduct and carry on its business or any branch thereof in any state or territory of the United States or in a foreign country in conformity with the laws of each state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

VII. [PURPOSES TO BE CONSTRUED AS POWERS]. The purpose specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of the one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR. [CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares, par value ONE CENT ($0.001) per share, for a total capitalization of $100,000.

The holders of shares of capital stock of the corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all shareholders meeting called for the purpose of electing a Board of Directors.

ARTICLE FIVE. [DIRECTORS]. The affairs of the corporation shall be governed by a Board of Directors of not less than three (3) persons. The name and addresses of members of the first Board of Directors are:

NAME AND ADDRESS                                TITLE

Michael Berryman
3184 Clan Alpine Drive Sparks, NV 89431         President and Director

Bill R. Presley
428 Idaho St. Boise, ID 83702                   Vice President and Director

Allen A. Fecht
38 St. Lawrence Ave. Reno, NV 89509             Secretary-Treasurer and Director

ARTICLE SIX. [OFFICERS AND DIRECTORS PERSONAL LIABILITY]. Included, a provision eliminating the personal liability of a director or officer of the corporation or its stockholders for damages for breach of a fiduciary duty as a director or officer; but such a provision cannot eliminate the liability of a director or officer for any acts of omissions which involve internal misconduct, fraud or a known violation of the law; or the payment of a dividend in violation of the Nevada revised statues section 78.300.

ARTICLE SEVEN. [INCORPORATORS]. The name and address of each incorporator of the corporation is as follows:

NAME                                 ADDRESS

Jody Scott                           2037 Ballard Drive
                                     Las Vegas, Nevada 89104

ARTICLE EIGHT. [PERIOD OF EXISTENCE]. The period of existence of the corporation shall be perpetual.

ARTICLE NINE. [ASSESSMENT OF STOCK]. The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE TEN. [BY-LAWS]. The initial By-Laws of the corporation shall be adopted by its board of Directors. The power to alter, amend, or repeal the By-Laws, or to adopt new By-Laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-Laws.

ARTICLE ELEVEN. [STOCKHOLDERS' MEETING]. Meetings of stockholders shall be held a such place within or without the State of Nevada as may be provided by the By-Laws of the corporation. Special meetings of the stockholders may be called by the President or any other executive officer of the corporation, the Board of Directors, or any member thereof, or by the record holder or holders of at least ten per cent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE TWELVE.  [CONTRACTS OF  CORPORATION].  No contract or other  transaction between the corporation and any other corporation stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniary or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniary or otherwise interested in any contract or transaction of the corporation; or a majority thereof; and any director of this corporation, who is also a director or officer of such other corporation who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

I the undersigned, being the original incorporator for the purpose of forming a corporation to do business both within and without the State of Nevada, and in pursuance of the General Corporation Law of the State of Nevada, effective March 31, 1925 and as subsequently amended do make and file this certificate, hereby declaring and certifying that the facts herein above stated are true.

This 5th day of March, 1988.

Jody Scott
--------------------------------
Jody Scott

STATE OF NEVADA   )
                  : ss.
COUNTY OF CLARK   )
On the 5th day of March, 1988, before me, the undersigned a Notary Public, personally appeared JODY SCOTT known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed the same freely and voluntarily and for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal this 5th day of March, 1988.


--------------------------------
Notary Public
Residing in Las Vegas, Nevada

                           AMQUEST INTERNATIONAL, LTD.
                             (A Nevada Corporation)
                                 AMENDED BYLAWS

                          ARTICLE ONE: NAME AND OFFICES
                           AMQUEST INTERNATIONAL, LTD.
                             (A Nevada Corporation)
                                 AMENDED BYLAWS

                          ARTICLE ONE: NAME AND OFFICES

1.01 NAME. The name of the Corporation is AMQUEST INTERNATIONAL, LTD. (formerly "International Mergitech (Medical) Ventures, Ltd.," whose predecessor was "Comstock Stock America," incorporated on March 8, 1988, hereinafter referred to as the "Corporation."

1.02 REGISTERED OFFICE AND AGENT. The Corporation shall establish, designate and maintain a registered office and agent in the State of Nevada. The registered office of the Corporation shall be at 502 East John Street, Room E, Carson City, Nevada 89706. The name of the registered agent at such address is The Prentice-Hall Corporation System, Nevada, Inc..

1.03 CHANGE OF REGISTERED OFFICE OR AGENT. The Corporation may change its registered office or change its registered agent, or both, by following the procedure set forth in Nevada Revised Statutes 78.095 and/or 78.110. Any such change shall constitute an amendment to these Bylaws.

1.04 OTHER OFFICES. The Corporation may have offices at such places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

                            ARTICLE TWO: SHAREHOLDERS

2.01 PLACE OF MEETINGS. All meetings of the Shareholders for the election of Directors and for any other purpose may be held at such time and place, within or without the State of Nevada, as stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 ANNUAL MEETING. An annual meeting of the Shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held each year on the first Monday in January, beginning in 1996, or such other date as may be selected by the Board of Directors from time to time. At the meeting, the Shareholders shall elect Directors and transact such other business as may properly be brought before the meeting.

2.03 SPECIAL MEETING. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, or by these Bylaws, may be called by the President, the Secretary, the Board of Directors, or the holders of not less than one tenth of all the shares entitled to vote at the meeting. Business transacted at a special meeting shall be confined to the subjects stated in the notice of the meeting.

BYLAWS -- PAGE 1










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2.04 NOTICE.  Written or printed notice  stating the place,  day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

2.05 VOTING LIST. At least ten days before each meeting of Shareholders a complete list of the Shareholders entitled to vote at such meeting, arranged in alphabetical order and setting forth the address of each and the number of voting shares held by each, shall be prepared by the Officer or agent having charge of the stock transfer books. Such list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any Shareholder during the whole time of the meeting.

2.06 QUORUM. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum is not present or represented at a meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.07 MAJORITY VOTE: WITHDRAWAL OF QUORUM. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Articles of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The Shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

2.08 METHOD OF VOTING. Each outstanding share, regardless of class, shall be entitled to one vote on each matter subject to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. The Board of Directors may, in the future, at their discretion, direct that voting be cumulative, according to any plan adopted by the Board. At any meeting of the Shareholders, every Shareholder having the right to vote may vote either in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact.


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2.08 METHOD OF  VOTING.(continued)  No proxy shall be valid after eleven  months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the Corporation prior to, or at the time of, the meeting. Voting for Directors shall be in accordance with Section 3.06 of these Bylaws. Any vote may be taken viva voce or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used. Cumulative voting is not prohibited.

2.09 RECORD DATE: CLOSING TRANSFER BOOKS. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to notice of, or to vote at, a meeting of Shareholders, such record date to be not less than ten nor more than sixty days prior to such meeting; or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

2.10 ACTION WITHOUT MEETING. Any action required to be taken at any annual or special meeting of Shareholders or any action which may be taken at any annual or special meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

Such consent or consents shall have the same force and effect as the requisite vote of the Shareholders at a meeting. The signed consent or consents, or a copy or copies thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the requisite written consent or consents of the Shareholders, if applicable. A telegram, telex, cablegram, or similar transaction by a Shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Shareholder, shall be regarded as signed by the Shareholder for purposes of this Section 2.10.

2.11 ORDER OF BUSINESS AT MEETINGS. The order of business at annual meetings, and so far as practicable at other meetings of Shareholders, shall be as follows unless changed by the Board of Directors:
  (a)  Call to order
  (b)  Proof of due notice of meeting
  (c)  Determination  of quorum and  examination of proxies
  (d)  Announcement of availability of voting list (See Bylaw 2.05)
  (e)  Announcement of distribution of annual  reports  (See Bylaw 8.03)
  (f)  Reading and  disposing  of minutes of last meeting of Shareholders



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2.11 ORDER OF BUSINESS AT MEETINGS (CONTINUED)

   (g)        Reports of Officers and committees
   (h)        Appointment of voting inspectors
   (i)        Unfinished business
   (j)        New business
   (k)        Nomination of Directors
   (l)        Opening of polls for voting
   (m)        Recess
   (n)        Reconvening; closing of polls
   (o)        Report of voting inspectors
   (p)        Other business
   (q)        Adjournment

                            ARTICLE THREE: DIRECTORS

3.01 MANAGEMENT. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by statute or by the Articles of Incorporation or by these Bylaws, directed or required to be exercised or done by the Shareholders.

3.02 NUMBER; QUALIFICATION; ELECTION; TERM. The Board of Directors shall consist of not less than one member nor more than five members; provided however, the Board of Directors in effect as of the date of effectiveness of these Bylaws consists of one member. A Director need not be a Shareholder or resident of any particular state or country. The Directors shall be elected at the annual meeting of the Shareholders, except as provided in Bylaw 3.03 and 3.05. Each Director elected shall hold office until his successor is elected and qualified. Each person elected as a Director shall be deemed to have qualified unless he states his refusal to serve shortly after being notified of his election.

3.03 CHANGE IN NUMBER. The number of Directors may be increased or decreased from time to time by amendment to the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the Shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of Shareholders.

3.04 REMOVAL. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders by the affirmative vote of a majority, in number of shares, of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director if notice of intention to act upon such matter is given in the notice calling such meeting.


















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3.05 VACANCIES.  Any unfilled directorship position, or any vacancy occurring in the Board of Directors (by death, resignation, removal or otherwise), shall be filled by an affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors.

   A. Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, except that a vacancy occurring due to an increase in the number of Directors shall be filled in accordance with
   Section 3.03 of these Bylaws.

3.06  ELECTION OF DIRECTORS. Directors shall be elected by majority vote.

3.07 PLACE OF MEETING. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

3.08 FIRST MEETING. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless the Directors change such time or place by unanimous vote.

3.09 REQULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board of Directors.

3.10 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any Director on three days notice to each Director, given either personally or by mail or by telegram. Except as otherwise expressly provided by statute, or by the Articles of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in a notice or waiver of notice.

3.11 MAJORITY VOTE. At all meetings of the Board of Directors, a majority of the number of Directors then elected and qualified shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws.

      If a quorum is not present at a meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

      Each Director who is present at a meeting will be deemed to have assented to any action taken at such meeting unless his dissent to the action is entered in the minutes of the meeting, or unless he files his written dissent thereto with the Secretary of the meeting or forwards such dissent by registered mail to the Secretary of the Corporation immediately after such meeting.



















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3.12 COMPENSATION. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance of each meeting of the Board of Directors, or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any executive, special or standing committees established by the Board of Directors, may, by resolution of the Board of Directors, be allowed like compensation and expenses for attending committee meetings.

3.13  PROCEDURE.  The Board of  Directors  shall keep  regular  minutes of its
proceedings.   The  minutes  shall  be  placed  in  the  minute  book  of  the
Corporation.

3.14  INTERESTED DIRECTORS. OFFICERS AND SHAREHOLDERS.

            (a) If Paragraph (b) is satisfied, no contract or other transaction between the Corporation and any of its Directors, Officers or Shareholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be invalid solely because of such relationship or because of the presence of such Director, Officer or Shareholder at the meeting authorizing such contract or transaction, or his participation in such meeting or authorization.

            (b)  Paragraph (a) shall apply only if:

         (1) The material facts of the relationship or interest of each such Director, Officer or Shareholder are known or disclosed:

                (A) To the Board of Directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the Directors present, each such interested Director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                (B) To the Shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for a quorum and voting purposes; or

         (2) The contract or transaction is fair to the Corporation as of the time it is authorized or ratified by the Board of Directors, a committee of the Board or the Shareholders.

      (c) This provision shall not be construed to invalidate a contract or transaction which would be valid in the absence of this provision.

3.15 CERTAIN OFFICERS. The President shall be elected from among the members of the Board of Directors.
















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3.16 ACTION WITHOUT  MEETING.  Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors. Such consent shall have the same force and effect as unanimous vote of the Board of Directors at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

                        ARTICLE FOUR: EXECUTIVE COMMITTEE

4.01 DESIGNATION. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee.

4.02 NUMBER; QUALIFICATION; TERM. The Executive Committee shall consist of one or more Directors and two or more shareholders whereby such each shareholders holdings must aggregate a minimum of 1,000,000 Capital Shares in the Corporation, who represent the interests of the Corporation and the Board of Directors. The Executive Committee shall serve as the oversight body for all matters brought before the Board of Directors. The Term of service for the Executive Committee shall be for five (5) years or in accordance with the Corporation's Voting Trust Agreement.

4.03 AUTHORITY. The Executive Committee shall have, and may exercise, authority over the Board of Directors in the management of the business and affairs of the Corporation, except where action by the full Board of Directors is required by statute or by the Articles of Incorporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. Further, the Executive Committee shall have authority to: amend the Articles of Incorporation; approve a plan of merger or consolidation; recommend to the Shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation other than in the usual and regular course of its business; recommend to the Shareholders the voluntary dissolution of the Corporation; amend, alter, or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation; fill any vacancy in the Board of Directors or any other corporate committee; fix the compensation of any member of any corporate committee; alter or repeal any resolution of the Board of Directors; declare a dividend; or authorize the issuance of shares of the Corporation. Each Director shall be deemed to have assented to any action of the Executive
Committee unless, within seven days after receiving actual or constructive notice of such action, he delivers his written dissent thereto to the Secretary of the Corporation.

4.04 CHANGE IN NUMBER. The number of Executive Committee members may be increased or decreased (but not below three) from time to time by resolution adopted by a majority of the Executive Committee.

4.05 REMOVAL. No member of the Executive Committee may be removed, except by the Board of Directors by the affirmative vote of a majority of the Board of Directors if in its judgment, and with the unanimous concurrence of the remaining Executive Committee members, that the best interests of the Corporation will be served thereby.

4.06 VACANCIES. A vacancy occurring in the Executive Committee (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.01 above.










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4.07  MEETINGS.  Time,  place  and  notice,  if any,  of  Executive  Committee meetings shall be as  determined by the Executive Committee.

4.08 QUORUM: MAJORITY VOTE. At meetings of the Executive Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Executive Committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Executive Committee, the members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.09 COMPENSATION. By resolution of the Board of Directors, the members of the Executive Committee may be paid their expenses, if any, of attendance at each meeting of the Executive Committee and may be paid a fixed sum for attendance at each meeting of the Executive Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

4.10 PROCEDURE. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Executive Committee shall be placed in the minute book of the Corporation.

4.11 ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of the Executive Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Executive Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.12  RESPONSIBILITY.   The  designation  of  an  Executive  Committee  and  the
delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                              ARTICLE FIVE: NOTICE

5.01 METHOD. Whenever by statute or the Articles of Incorporation or these Bylaws notice is required to be given to any Director or Shareholder and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given:

      (a) in writing, by mail, postage prepaid, addressed to such Director or Shareholder at such address as appears on the books of the Corporation; or

      (b)  by any other method permitted by law.



















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

5.01 METHOD. (CONTINUED) Any notice required or permitted to be given by mail shall be deemed to be given at the time it is deposited in the United States mail.

5.02 WAIVER. Whenever, by statute or the Articles of Incorporation or these Bylaws, notice is required to be given to a Shareholder or Director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

5.03 TELEPHONE MEETINGS. Shareholders, Directors, or members of any committee, may hold any meeting of such Shareholders, Directors, or committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other. Actions taken at such meeting shall have the same force and effect as a vote at a meeting in person. The Secretary shall prepare a memorandum of the actions taken at conference telephone meetings.

                        ARTICLE SIX: OFFICERS AND AGENTS

6.01  NUMBER: QUALIFICATION; ELECTION: TERM.

      (a)  The Corporation shall have:

           (1) A Chairman of the Board (should the Board of Directors so choose to select), a President, a Vice-President, a Secretary and a Treasurer, and

           (2) Such other Officers (including one or more  Vice-Presidents,  and
               assistant   Officers  and  agents)  as  the  Board  of  Directors
               authorizes from time to time.

      (b) No Officer or agent need be a Shareholder, a Director or a resident of Nevada except as provided in Sections 3.15 and 4.02 of these Bylaws.

      (c) Officers named in Section 6.01(a)(1) above shall be elected by the Board of Directors on the expiration of an Officer's term or whenever a vacancy exists. Officers and agents named in Section 6.01 (a)(2) may be elected by the Board of Directors at any meeting.

      (d) Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each Officer's and agent's term shall end at the first meeting of Directors after the next annual meeting of Shareholders. He shall serve until the end of his term or, if earlier, his death, resignation or removal.

      (e)  Any two or more offices may be held by the same person.
















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

6.02 REMOVAL AND RESIGNATION. Any Officer or agent elected or appointed by the Board of Directors may be removed with or without cause by a majority of the Directors at any regular or special meeting of the Board of Directors. Any Officer may resign at any time by giving written notice to the Board of Directors or to the President or Secretary.

Any such resignation shall take effect upon receipt of such notice if no date is specified in the notice, or, if a later date is specified in the notice, upon such later date; and unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective. The removal of any Officer or agent shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer or agent shall not of itself create contract rights.

6.03 VACANCIES. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board of Directors.

6.04 AUTHORITY. Officers shall have full authority to perform all duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors from time to time not inconsistent with these Bylaws.

6.05 COMPENSATION. The compensation of Officers and agents shall be fixed from time to time by the Board of Directors.

6.06 CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned to him by the Board of Directors or prescribed by the Bylaws.

6.07 EXECUTIVE POWERS. The Chairman of the Board, if any, and the President of the Corporation respectively, shall, in the order of their seniority, unless otherwise determined by the Board of Directors or otherwise are positions held by the same person, have general and active management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.

They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe. Within this authority and in the course of their respective duties the Chairman of the Board, if any, and the President of the Corporation, respectively, shall have the general authority to:

      (a) CONDUCT MEETINGS. Preside at all meetings of the Shareholders and at all meetings of the Board of Directors, and shall be ex officio members of all the standing committees, including the Executive Committee, if any.

      (b) SIGN SHARE CERTIFICATES. Sign all certificates of stock of the Corporation, in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors.











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6.07  EXECUTIVE POWERS. (CONTINUED).

      (c) EXECUTE INSTRUMENTS. When authorized by the Board of Directors or required by law, execute, in the name of the Corporation, deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing, and unless the Board of Directors orders otherwise by resolution, make such contracts as the ordinary conduct of the Corporation's business requires.

      (d) HIRE AND DISCHARGE EMPLOYEES. Subject to the approval of the Board of Directors, appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees and clerks of the Corporation other than the duly appointed Officers, and, subject to the direction of the Board of Directors, control all of the Officers, agents and employees of the Corporation.

6.08 VICE-PRESIDENTS. The Vice-Presidents, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.09 SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record all votes and minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the Executive Committee when required. He shall:

      (a) give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board of Directors;

      (b) keep in safe custody the Seal of the Corporation and, when authorized by the Board of Directors or the Executive Committee, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. He shall be under the supervision of the senior Officers of the Corporation;

      (c) perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.10 ASSISTANT SECRETARIES. The Assistant Secretaries, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and have the authority and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

















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6.11  TREASURER.   The Treasurer shall:

      (a) have the custody of the corporate funds and securities and shall keep full and accurate accounts of all income, expense, receipts and disbursement of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

      (b)    disburse  the funds of the  Corporation  as may be ordered by the
Board  of   Directors,   taking  proper   vouchers  for  such   disbursements,
and

      (c) render to the senior Officers of the Corporation and Directors, at the regular meeting of the Board, or whenever they may request it, accounts of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, he shall:

   (a) give the Corporation a bond in such form, in such sum, and with such surety or sureties as satisfactory to the Board, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, paper, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

   (b) perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.12 ASSISTANT TREASURERS. The Assistant Treasurers, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

                ARTICLE SEVEN: CERTIFICATE AND TRANSFER REGULATIONS

7.01 CERTIFICATES. Certificates in such form as may be determined by the Board of Directors shall be delivered, representing all shares to which Shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Nevada, the holder's name, the number and class of shares, the par value of such shares or a statement that such shares are without par value, and such other matters as may be required by law.

















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7.01  CERTIFICATES.  (continued)  They  shall be  signed by the  President  or a vice-president and either the Secretary or Assistant Secretary or such other Officer or Officers as the Board of Directors designates, and may be sealed with the Seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any such Officer may be a facsimile thereof.

7.02 ISSUANCE OF CERTIFICATES. Shares both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors determines from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. In addition, Shares shall not be issued or transferred until such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

7.03  LEGENDS ON CERTIFICATES.

      (a) SHARES IN CLASSES OR SERIES. If the Corporation is authorized to issue shares of more than one class, the certificates shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations and relative rights of the shares of such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

      (b) RESTRICTION ON TRANSFER. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof may be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business, or refer to such restriction in any other manner permitted by law.













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      (c) PREEMPTIVE  RIGHTS.  Any preemptive rights of a Shareholder to acquire unissued or treasury shares of the Corporation which are or may at any time be limited or denied by the Articles of Incorporation may be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any Shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State, or refer to such denial of preemptive rights in any other manner permitted by law.

      (d) UNREGISTERED SECURITIES. Any security of the Corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the securities laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, if required by the Corporation, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the securities laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

"THIS CERTIFICATE HAS BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION BY THE HOLDER AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED OR DONATED, OR OTHERWISE TRANSFERRED EXCEPT UPON THE ISSUANCE TO COMPANY OF A FAVORABLE OPINION BY ITS COUNSEL AND THE SUBMISSION TO THE COMPANY OF OTHER EVIDENCE SATISFACTORY TO AND AS REQUIRED BY COUNSEL TO THE COMPANY; THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR BY REPURCHASE PURSUANT TO A TENDER UNDER THE TERMS OF THE FUND OFFERING CIRCULAR AND THE INVESTMENT COMPANY ACT OF 1940 AND REGULATIONS PROMULGATED THEREUNDER."

7.04  PAYMENT OF SHARES.

      (a) KIND. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation) or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment for shares.

      (b) VALUATION. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

      (c) EFFECT. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

















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7.04  PAYMENT OF SHARES. (CONTINUED).

      (d) ALLOCATION OF CONSIDERATION. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between Stated Capital and Capital Surplus accounts.

7.05 SUBSCRIPTIONS. Unless otherwise provided in the subscription agreement, subscriptions for shares shall be paid in full at such time or in such installments and at such times as determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

7.06 LIEN. For any indebtedness of a Shareholder to the Corporation, the Corporation shall have a first and prior lien on all shares of its stock owned by him and on all dividends or other distributions declared thereon.

7.07 LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:

      (a) CLAIM. Submits proof in affidavit form that it has been lost, destroyed or wrongfully taken; and

      (b) TIMELY REQUEST. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

      (c) BOND. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, if the Corporation so requires, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and

      (d) OTHER REQUIREMENTS. Satisfies any other reasonable requirements imposed by the Corporation.

When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Corporation for the transfer or for a new certificate.

















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7.08  REGISTRATION OF TRANSFER.  The  Corporation  shall register the transfer of a certificate for shares presented to it for transfer if:

    (a) ENDORSEMENT. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

    (b) GUARANTY AND EFFECTIVENESS OF SIQNATURE. If required by the Corporation, the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

    (c) ADVERSE CLAIMS. The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

    (d) COLLECTION OF TAXES. Any applicable law relating to the collection of taxes has been complied with.

7.09 REGISTERED OWNER. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner or holder of a written proxy from such registered owner as the person exclusively entitled to vote, to receive notices and otherwise exercise all the rights and powers of a Shareholder.

7.10 PREEMPTIVE RIGHTS. No Shareholder or other person shall have any preemptive rights of any kind to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into, or carrying rights to subscribe to or acquire, shares of any class or series of the Corporation's capital stock, unless, and to the extent that, such rights may be expressly granted by appropriate action.

                        ARTICLE EIGHT: GENERAL PROVISIONS

8.01  DIVIDENDS AND RESERVES.

      (a) DECLARATION AND PAYMENT. Subject to statute and the Articles of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors.

      (b) RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.














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8.01  DIVIDENDS AND RESERVES (CONTINUED).

      (c) RESERVES. By resolution, the Board of Directors may create such reserve or reserves out of the Earned Surplus of the Corporation as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

8.02 BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of the shares held by each.

8.03 ANNUAL REPORTS. The Board of Directors shall cause such reports to be mailed to Shareholders as the Board of Directors deems to be necessary or desirable from time to time.

8.04 CHECKS AND NOTES. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors designates from time to time.

8.05 FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year.

8.06 SEAL. The Corporation Seal (of which there may be one or more examples) may contain the name of the Corporation and the name of the state of incorporation. The Seal may be used by impressing it or reproducing a facsimile of it, or otherwise. Absence of the Corporation Seal shall not affect the validity or enforceability or any document or instrument.

8.07  INDEMNIFICATION.

      (a) The Corporation shall have the right to indemnify, to purchase indemnity insurance for, and to pay and advance expenses to, Directors, Officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, in accordance with and subject to the provisions of Nevada Revised Statutes 78.751 and any amendments thereto, to the extent such indemnification, payments or advances are either expressly required by such provisions or are expressly authorized by the Board of Directors within the scope of such provisions. The right of the Corporation to indemnify such persons shall include, but not be limited to, the authority of the Corporation to enter into written agreements for indemnification with such persons.
















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8.07  INDEMNIFICATION (CONTINUED).

      (b) Subject to the provisions of Nevada Revised Statues 78.751 and any amendments thereto, a Director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the Director's capacity as a Director, except that this provision does not eliminate or limit the liability of a Director to the extent the Director is found liable for:

            (1) a breach of the Director's duty of loyalty to the Corporation or its shareholders;

            (2) an act or omission not in good faith that constitutes a breach of duty of the Director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;
            (3) a transaction from which the Director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director's office; or

            (4) an act or omission for which the liability of a Director is expressly provided by an applicable statute.

8.08 AMENDMENT OF BYLAWS. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present thereat, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of such meeting.

8.09 CONSTRUCTION. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Bylaws are ever finally determined to be invalid or inoperative, then, so far as is reasonable and possible:

      (a)  The remainder of these Bylaws  shall  be valid and operative; and

      (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

8.10 TABLE OF CONTENTS; HEADINGS. The table of contents and headings are for organization, convenience and clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.

Signed for Identification,

AMQUEST INTERNATIONAL, LTD.
A Nevada Corporation

/s/ David A. Morgenstern
----------------------
David A. Morgenstern
Its: President
April 29, 1996

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